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                                                                   EXHIBIT 10.16


                             SUPPLEMENT TO INDENTURE
                  CONTRACT-BACKED NOTES, CLASS A, SERIES 2001-3

        This SUPPLEMENT TO INDENTURE, dated as of September 1, 2001 (this "Supplement"), is among MFI Finance Corp. I, a Massachusetts corporation, as Issuer (the "Issuer"), MicroFinancial Incorporated, a Massachusetts corporation, as Servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer").

        This Supplement incorporates by reference all of the provisions (including all defined terms) of the Amended and Restated Indenture, dated as of September 1, 2001 (the "Basic Indenture"), among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer. Reference is further made to (i) the Servicing Agreement, dated as of March 1, 2000 (as amended by the First Amendment to Servicing Agreement, dated as of September 1, 2001, the "Servicing Agreement"), among the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer, and (ii) the Contract Acquisition Agreement, dated as of March 1, 2000 (the "Contract Acquisition Agreement"), between the Issuer and Leasecomm Corporation, as the originator (the "Company").

        The Issuer has duly authorized the execution and delivery of this Supplement to provide for the issuance of the Issuer's 5.58% Contract-Backed Notes, Class A, Series 2001-3 (the "Series 2001-3 Notes"), with a maximum aggregate principal amount of $39,397,354, issuable as provided in the Indenture. Pursuant to Section 2.02 of the Indenture, this Supplement sets forth the following additional terms applicable to the Series 2001-3 Notes.

SECTION 1.      SUPPLEMENTAL DEFINITIONS.

        "Accrual Date" means, with respect to the Series 2001-3 Notes, September [21], 2001.

        "Back-up Servicer Fee" means, with respect to the Series 2001-3 Notes and each Payment Date, the greater of (i) $1,000 and (ii) the product of (a) one-twelfth of the Back-up Servicer Fee Rate and (b) the Outstanding Principal Amount of the Series 2001-3 Notes immediately following the close of the preceding Payment Date; provided that, with respect to the Initial Payment Date, the Back-up Servicer Fee shall be $821.

        "Back-up Servicer Fee Rate" means, with respect to the Series 2001-3 Notes, 0.03% per annum.

        "Cash Collateral Account Factor" means, with respect to the Series 2001-3 Notes, 1.0058.

        "Class A Note Interest Rate" means, with respect to the Series 2001-3 Notes, 5.58%.

        "Collateralization Percentage" means, with respect to the Series 2001-3 Notes, 29.5%.

        "Cut-Off Date" means, with respect to the Series 2001-3 Notes, August 31, 2001.

        "Delivery Date" means, with respect to the Series 2001-3 Notes, September [21], 2001.

        "Discount Rate" means, with respect to the Series 2001-3 Notes, 6.92%.

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        "Floor Percentage" means, with respect to the Series 2001-3 Notes,
7.38%.

        "Initial Cash Collateral Account Deposit" means, with respect to the Series 2001-3 Notes, $551,012.

        "Initial Payment Date" means, with respect to the Series 2001-3 Notes, October 16, 2001.

        "Interest Calculation Convention" means, with respect to the Series 2001-3 Notes, a 360-day year consisting of twelve months of thirty days each.

        "Matured Contracts" means those Contracts that have reached their Final Due Date, have an IPB of zero and are not Defaulted Contracts.

        "Note Insurer Premium" means, with respect to the Initial Payment Date of the Series 2001-3 Notes, $16,416.

        "Note Insurer Premium Rate" means, with respect to the Series 2001-3 Notes, 0.60% per annum.

        "Note Purchase Agreement" means, with respect to the Series 2001-3 Notes, the Purchase Agreement, dated as of September [21], 2001, among the Issuer, the Company, the Servicer and the purchasers named therein.

        "Placement Agent" means, with respect to the Series 2001-3 Notes, Rothschild Inc.

        "Private Placement Memorandum Date" means, with respect to the Series 2001-3 Notes, September [21], 2001.

        "Series 2001-3 Annualized Gross Default Rate" means, for any Determination Date, the product (stated as a percentage) of (a) twelve and (b) a fraction, the numerator of which is equal to the IPB of all Series 2001-3 Contracts (including Substitute Contracts) that have become Defaulted Contracts during the related Due Period, and the denominator of which is the Series IPB as of the first day of such Due Period.

        "Series Cash Collateral Account Required Balance" means, with respect to the Series 2001-3 Notes, as of any determination date, an amount equal to the greater of (a) the Initial Cash Collateral Account Deposit for such Series and
(b) the product of

        (i) the positive excess, if any, of the Required Collateralization Amount for such Series minus the excess, if any, of

                (A)     the Series IPB, over

                (B) the Outstanding Principal Amount of such Series of Notes, after giving effect to any payments of principal expected to occur on the Payment Date occurring on or immediately after such determination date; and

        (ii)    the related Cash Collateral Account Factor;

provided, that, if a Trigger Event has occurred, the Series Cash Collateral Account Required Balance shall be an amount equal to zero.


                                       2
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        "Special Trigger Event": means that as of any Determination Date, the average of the Series 2001-3 Annualized Gross Default Rate as of each of the last three Calculation Dates equals or exceeds 20%.

        "Stated Maturity Date" means, with respect to the Series 2001-3 Notes, February 18, 2008.

        "Targeted Balance" means, for the Series 2001-3 Notes and any Payment Date, the amount indicated under the column "Targeted Balance" on Schedule B attached hereto.

        "Transaction Documents Date" means, with respect to (i) any of the Transaction Documents related to the Series 2001-3 Notes, as of September 1, 2001, and (ii) the Private Placement Memorandum, September [21], 2001.

        "Trustee Fee" means, with respect to the Series 2001-3 Notes and each Payment Date, the greater of (i) $250 and (ii) the product of (a) one-twelfth of the Trustee Fee Rate and (b) the Outstanding Principal Amount of the Series 2001-3 Notes immediately following the close of the preceding Payment Date; provided that, and with respect to the Initial Payment Date, the Trustee Fee shall be $273.

        "Trustee Fee Rate" means, with respect to the Series 2001-3 Notes, 0.01% per annum.

SECTION 2.      REQUIRED PROVISIONS.

        (a) The Series of Notes to be issued under this Supplement shall be designated as the Issuer's "Contract-Backed Notes, Class A, Series 2001-3."

        (b) The maximum aggregate principal amount of Series 2001-3 Notes that may be issued is $39,397,354.

        (c)     The Note Insurance Policy number is AB0487BE.

        (d) There are no additional Trigger Events being added in connection with this Series (and the Special Trigger Event shall not constitute a "Trigger Event").

SECTION 3.      ADDITIONAL PROVISION REGARDING RELEASES OF CONTRACTS.

        If a Special Trigger Event occurs while one or more Series of Class A Notes remains Outstanding, then (i) notwithstanding Section 4.06(a)(iii) of the Basic Indenture, the Issuer shall not be entitled to obtain the release of a Matured Contract until the date that is 24 months after the Final Due Date of such Matured Contract and (ii) notwithstanding Section 4.06(b) of the Basic Indenture, the Issuer shall not be entitled to obtain the release of any Series Contracts related to the Series of Notes that was redeemed or retired until the date that is 18 months after the date of such redemption or retirement. The limitations imposed by this Section 3 shall terminate once no Series of Class A Notes remains Outstanding.

SECTION 4.      MISCELLANEOUS.

        (a) As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and conditions of the Supplement shall be controlling.


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        (b)     This Supplement shall be construed in accordance with and
governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

        (c) This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be as effective as delivery of a manually executed counterpart of this Supplement.


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        IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and
the Back-up Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                     MFI FINANCE CORP. I, as Issuer


                                     By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                     MICROFINANCIAL INCORPORATED, as
                                     Servicer


                                     By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Indenture
                                     Trustee


                                     By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Back-up
                                     Servicer


                                     By:
                                         ---------------------------------
                                         Name:
                                         Title:


Acknowledged and Agreed to:

AMBAC ASSURANCE CORPORATION


By:
    ---------------------------------
    Name:
    Title:


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                                   SCHEDULE A

                                CONTRACT SCHEDULE
                               SERIES 2001-3 NOTES




                                   SCHEDULE B

                            TARGETED BALANCE SCHEDULE
                               SERIES 2001-3 NOTES